UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 18, 2025
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Introductory Note.
On November 18, 2025, Salesforce, Inc. (the “Company”) completed its acquisition (the “Transaction”) of Informatica Inc. (“Informatica”).
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported, on June 20, 2025, the Company entered into a 364-day credit agreement (the “364-Day Credit Agreement”) and a three-year credit agreement (the “Three-Year Credit Agreement”). On November 18, 2025, the Company borrowed the full $4 billion available under the 364-Day Credit Agreement and the full $2 billion available under the Three-Year Credit Agreement to fund the cash consideration in connection with the Transaction, to repay existing indebtedness of Informatica and its subsidiaries and to pay related fees costs and expenses.
Descriptions of the 364-Day Credit Agreement and the Three-Year Credit Agreement are set forth under Item 1.01 in the Company’s Current Report on Form 8-K filed on June 24, 2025 (the “Prior 8-K”), which descriptions are incorporated herein by reference. In addition, the 364-Day Credit Agreement and the Three-Year Credit Agreement were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Prior 8-K and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On November 18, 2025, the Company issued a press release announcing the completion of its acquisition of Informatica Inc. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information in this Item 7.01, including the exhibit referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
364-Day Credit Agreement, dated as of June 20, 2025, by and among the Company, the lenders and other parties party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on June 24, 2025)

10.2
Three-Year Credit Agreement, dated as of June 20, 2025, by and among the Company, the lenders and other parties party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on June 24, 2025)

99.1	Press Release dated November 18, 2025

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 18, 2025	Salesforce, Inc.

/s/ Sabastian Niles
Sabastian Niles President and Chief Legal Officer